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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):       June 1, 2000
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                      Innes Street Financial Corporation
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              (Exact name of Company as specified in its charter)


        North Carolina               000-25179              56-2101799
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(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)


401 W. Innes Street                          Salisbury, NC         28144
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(Address of principal executive offices)                        (Zip Code)


Company's telephone number, including area code: (704) 633-2341
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On June 1, 2000, Innes Street Financial Corporation (the "Company") announced that its Board of Directors had declared a special cash distribution in the amount of $4.00 for each share of the Company's issued and outstanding common stock. This special cash distribution will be paid on June 30, 2000 to shareholders of record on June 15, 2000. The Company anticipates that the majority of the dividend will be treated as a payment from excess capital or a return of capital. The exact amount of the distribution that would be treated as a return of capital cannot be confirmed until the Company determines its operating results for the 2000 tax year.

      A copy of the press release announcing the special dividend is attached as
Exhibit 99-1 to this Form 8-K.

Item 7. Exhibits

     Exhibit 99-1: Press Release of the Company Dated June 1, 2000
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNES STREET FINANCIAL CORPORATION


Date: June 2, 2000                          By: /s/ Ronald E. Bostian
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                                            Ronald E. Bostian, President and
                                                 Chief Executive Officer